Financial Assets At Fair Value Through Other Comprehensive Income	12 Months Ended
Dec. 31, 2021
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Financial assets at fair value through other comprehensive income
2 4	FINANCIAL ASSETS AT FAIR VALUE THROUGH OTHER COMPREHENSIVE INCOME
Financial assets at fair value through other comprehensive income represent mainly bills of acceptance issued by banks. The Group’s business model of financial assets at fair value through other comprehensive income is achieved both by collecting contractual cash flows and selling of these assets. All financial assets at fair value through other comprehensive income are due within one year, and their fair values approximate the face values of the bills.